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                                                                EXHIBIT 10.51


                                 LEASE AGREEMENT

                                     BETWEEN

          REAL ESTATE COMPANY OF CHINA MERCHANTS SHEKOU INDUSTRIAL ZONE

                                       AND

                            FLEXTRONICS INTERNATIONAL

                   NO. A6 NANHAI BUILDING HAIBIN GARDEN SHEKOU

                                 REF.: CL9508314


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Parties           AN AGREEMENT made the Fifteenth day of August of the year One
                  Thousand Nine Hundred and Ninety-five between REAL ESTATE COMPANY OF CHINA MERCHANTS SHEKOU INDUSTRIAL ZONE whose registered office is situated at the fourth floor of Zhao Shang Building, Zhao Shang Road, Shekou Industrial Zone, Shenzhen, Guangdong Province, the People's Republic of China (hereinafter called "the Landlord") of the one part, and FLEXTRONICS INTERNATIONAL; (hereinafter called "the Tenant"), whose registered office in the People's Republic of China is situated at 5/F, Nan Shan Building Shekou, Shenzhen, Guangdong Province, the People's Republic of China of the other part.

WHEREBY IT IS HEREBY AGREED AS FOLLOWS:

Premises          1.       The landlord shall let and the Tenant shall take the
                           NO. A6 NANHAI BUILDING OF HAIBIN GARDEN (Subject to the pink mark in Appendix 1), (hereinafter referred to as "the said premises") situated in Shekou, Shenzhen, Guangdong Province, P.R.C. The premises in this agreement is decorated in accordance with Appendix 2, will be turned over to the Tenant used for residence. The gross construction area is 2,906 square foot. The term of the lease is ONE YEAR commencing from the Commencement Date hereinafter defined in Clause 3 hereof.

Rent              2.       The monthly rent for the said premises for the said
                           term shall be Hong Kong Dollars Thirty Thousand Only
                           (HKD30,000.00) which sum(s) shall be inclusive of all kinds assessed against the building, and insurance on the building structure, Which said sum(s) shall be payable in advance on the first day of each and every calendar month without deduction whatsoever. The rent shall be paid in Hong Kong Dollar by check or banker's draft or direct bank transfer payable to Landlord's account with China Bank, Shekou Branch, account No. 0111030009661.

Period            3.       The term of the Lease shall be ONE YEAR, COMMENCING
                           ON SEPTEMBER 1, 1995, EXPIRING ON AUGUST 31, 1996, both days inclusive.

                           During the term of the lease, the Tenant shall submitted a written notice to the Landlord one month in advance, if he desire to early terminate the lease agreement. In the event that the lease is terminated during the lease term, the Tenant shall pay in full the rent for the remaining days within the lease period.


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                                    If leasing is to be continued after the term
                           of lease expires, the submission of one month prior notice shall also be required and a new lease shall be signed. Then the landlord shall have the right to terminate the lease or adjust the rental and other terms and conditions by both parties negotiation.

Deposits          4.       Upon executed this agreement, the Tenant shall
                           deposit an amount of HKD60,000.00 to the Landlord's account as a deposit for this agreement. This deposit shall serve as security for the due performance and observance of the agreements on the part of the Tenant herein contained. At the expiration or sooner determination of this Agreement if the Tenant shall have paid all rent and other sums due thereunder and if there shall be no breach of any of the agreements on the Tenant's part to be observed and performed the Landlord will refund the tenant the said deposit within thirty (30) days after delivery of vacant possession of the said premises to the Landlord and upon settlement of all outstanding payments by the Tenant but without any interest thereon.

                  5.       THE TENANT AGREES WITH THE LANDLORD as follows:

Rent                       (a)      To pay the rent herein reserved in manner
                                    aforesaid and other charges due thereunder in manner hereinafter mentioned.

Telephone/                 (b)      To pay and discharge punctually during the
telex utilities                     said term all charges for
and other                           water/electricity/telephone calls/telex
charges                             rental and other outgoing now or at any time
                                    hereafter consumed by the Tenant and
                                    chargeable in respect of the said premises which are not included in the rent as set specified above, and to make all reasonable and necessary deposits.

Good repair                (c)      To constantly keep the whole of the interior
of interior                         of said premises and every part thereof in
                                    proper and tenantable repair and condition including, but not limited to, all doors, windows, skylights, locks, hinges, bolts, floors, partitions and walls, and all the Landlord's installation fixtures, fittings and furniture therein at the Tenant's expense (fair wear and tear excepted).


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Indemnity         (d)      To be wholly responsible for any damage or injury
against                    caused to any other person or property directly or
damage/                    indirectly through the defective or damaged condition
injury                     of any part of the interior of the said premises
                           caused by the negligence of the Tenant and to make good the same by payment or otherwise and to indemnify the Landlord against all claims demands actions and legal proceedings made upon the Landlord by any person in respect thereof.

Inspection by     (e)      To permit the Landlord and all persons authorized by
the Landlord               him at all reasonable times by prior appointment (and
                           in case of emergency which may cause severe damage to the said premises the Landlord or his agents may enter without notice and forcibly if need be) to enter into the said premises to view the condition of the said premises and to carry out routine maintenance service and to give or leave notice in writing upon the said premises informing the Tenant of any proposed work intended to be carried out by the Landlord.

Pipes and         (f)      To permit the Landlord to erect use and maintain
conduits                   pipes and conduits in and through the said premises
                           in a manner not to interfere with the quiet enjoyment by the Tenant of the said premises. The Landlord of [sic] his agents shall have the right to enter the said premises through prior appointment at reasonable times by prior appointment to examine the same.

Illegal or        (g)      Not to use the said premises or any part thereof for
immoral                    any illegal or immoral purpose.
purpose

User              (h)      To use the said premises for the purpose of a private
                           residence only.

Alterations       (i)      Not to make or permit to be made any alterations in
and additions              or additions to the electrical installation or other
                           Landlord's fixtures or cut or damage or suffer to be cut or damaged any doors windows walls structural members or other fabric thereof without having first obtained the written license and consent of the Landlord therefor (such consent not to be unreasonably withheld). In particular, any such alterations or additions so approved shall be carried out only by such person or contractor as shall be approved by the Landlord, such approval not to be unreasonably withheld. The Tenant shall be liable for any defects (and any direct damages arising from such defects) resulting from such alterations or additions and the Tenant shall






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                           remedy the said defects within reasonable time. In
                           the event that the Tenant requires addition or improvement in the furniture, it shall be at the Tenant's expense.

Assigning         (j)      Not to sub-lease or release or assign or transfer the
and                        benefit of this lease agreement; provided however,
underletting               that the Tenant shall be free to change, or
                           substitute the occupants of the said premises so long as they are the Tenant's workers, employees, consultants and their families.

Breach of         (k)      Not to do or permit to be done any act or thing(s)
insurance                  (such as, but not limited to, to use electric
policy                     equipment overloading, over voltage, electric line
                           contact, leakage of electricity, short circuiting, to store any material by its natural heating, spontaneous combustion, heating or drying) whereby the policy or policies of insurance on the said premises against damage by fire or against claims by Third Parties for the time being subsisting may become void or voidable or whereby the rate of premium or premiums thereon may be increased and to repay the Landlord on demand all sums paid by the Landlord by way of increased premium or premiums thereon and all expenses incurred by the Landlord in and about any renewal of such policy or policies rendered necessary by a breach of this clause.

Obstructions      (l)      Not to encumber or obstruct or permit to be
in common                  encumbered or obstructed with any boxes, packaging or
areas                      other obstruction of any kind or nature any of the
                           entrances, staircases, landings, passages, lifts, lobbies or other parts of the said building in common use and not to leave rubbish or any other article or thing in any part of the said building not in the exclusive occupation of the Tenant.

Delivery of       (m)      At the expiration or sooner termination of this
possession                 Agreement, the Tenant shall go through release
                           procedure and return the premises to the Landlord.
                           Within three days prior to termination of lease, the Tenant shall check and count to see if the interior equipment and furniture is complete and in good condition, and compile a register to delivery such equipment and furniture to the Management Office authorized by the Landlord for inspection and acceptance. Any damage caused by the Tenant's improper use or negligence shall be compensated for on the basis of the original cost. All of the Tenant's personal property shall be removed prior to the delivery of the premises. The tenant shall




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                           have no right to delay the termination of this Lease
                           Agreement or to hinder the Landlord in leasing the premises to another tenant.

                  6.       THE LANDLORD AGREES WITH THE TENANT as follows:

Quiet                      (a)      To permit the Tenant (duly paying the rent
enjoyment                           and other payments and observing and
                                    performing the terms and conditions herein contained) to have quiet possession and enjoyment of the said premises during the said term without interruption by the Landlord and free from any claims against the Landlord or anyone lawfully claiming under or through or trust [sic] for the Landlord save as specifically provided herein.

Roof and                   (b)      To amend and repair such defects in the roof
main                                main electricity supply cables main drain
structures                          pipes main walls and exterior window frames
furniture                           and interior of equipment and furniture of
                                    the said premises therein as the Landlord shall discover or as the Tenant or other authorized person or Authority shall by notice in writing bring to the attention of the Landlord and to maintain the same in a proper state of repair and condition at the cost of the Landlord provided that the Landlord shall be entitled to be given a reasonable period of time wherein to view any such defects and to amend and repair the same provided further that the Landlord shall neither be liable to pay compensation to the Tenant in respect of any reasonable period during which due to circumstances beyond the control of the Landlord.

Maintenance                (c)      The Shekou Industrial Zone Property
                                    Management Company is authorized to be
                                    responsible for the maintenance and
                                    management of the common parts of the said
                                    Building.

                  7.       IT IS HEREBY EXPRESSLY PROVIDED as follow:

Default                    (a)      If the rent hereby reserved or any part
                                    thereof or any other payments thereunder shall be in arrears for fifteen days
                                    (whether the same shall have been formally demanded or not) or in the case of the breach or non-performance of any of the stipulations and agreements by the Tenant hereinbefore contained (after 15 days' written notice to remedy the same has expired other than non-payment of rent in which case no written notice is required) or if the Tenant shall go into liquidation or shall have any order made or resolution passed for its winding up and the same is not dismissed within a period of sixty (60) days or shall enter into any composition or arrangements with its



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                           creditors it shall be lawful for the Landlord at any
                           time thereafter to re-enter upon the said premises or any part thereof in the name of the whole and thereupon this Agreement shall absolutely determine but without prejudice to any rights which may have accrued to the Landlord by reason of any antecedent breach of any of the obligations on the part of the Tenant hereinbefore contained AND a written notice served by the Landlord on the Tenant or left at the said premises to the effect that the Landlord thereby exercises the power of reentry shall be a full and sufficient exercise of such power without actual entry on the part of the Landlord. The Landlord may set off against the deposit thereunder its actual damages sustained as a direct consequence of any of the events stipulated in the Clause 7(a) which entitle the Landlord to re-enter the premises and terminate this Agreement.

Abatement of      (b)      In case the said premises or any part thereof shall
rent                       at any time during the said term be destroyed or
                           damaged by flood, terminate lease fire, typhoon, earthquake, landslide, termites, Act of God or subsidence or any cause for which the Tenant shall not be responsible so as to render the said premises unfit for use of [sic] occupation the rent hereby reserved or a fair proportion thereof according to the nature and extent of the damage sustained shall be suspended until the said premises shall again be rendered fit for use provided Always that the Landlord shall not be required to repair or reinstate the said premises or any part thereof so destroyed or damaged if by reason of the condition of the said premises or any local regulations or other circumstances beyond the control of the Landlord it is not practicable or reasonable so to do or in such circumstances, the Tenant shall be entitled, at his option, to terminate this Agreement without any further obligation hereunder or to receive from the landlord a waiver or an abatement of rent in respect thereof, but it shall not be entitled to claim damages from the Landlord.

Interest on       (c)      Without prejudice to the Landlord's rights under
arrears of                 Clause 7(a) hereof, the Tenant shall pay interest on
rent                       all arrears of rent/electricity/water and other
                           charges due under this Agreement at a rate of 0.5% per day from the due date to the date of payment.

Acts of           (d)      Any act default or omission of the agent, servant or
agents,                    visitor of the Tenant shall be deemed to be the act
servants, etc.             default or omission of the Tenant.


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Liability and     (e)      The Landlord shall not be under any liability to the
indemnity                  Tenant or to any other person whosoever in respect of
                           any loss or damage to person or property sustained by the Tenant or any such other person caused by or through or in any way owing to the overflow of water or the escape of fumes smoke fire or any other substance or thing originating from anywhere within the said premises unless such loss, damage or injury is caused by the negligence or default of the Landlord or its servants, agents or licensees. The
                           Tenant shall fully and effectually indemnify the Landlord from and against all claims and demands made against the Landlord by any person in respect of any loss damage or injury caused by or through or in any way owing to the overflow of water or the escape of fumes smoke fire or any other substance or thing originating from the said premises (unless such loss, damage or injury is caused by the negligence or default of the Landlord or its servants, agents or licensees) or to the negligence or default of the Tenant his servants, agents or licensees or to the defective or damaged condition of the interior of said premises or any fixtures or fittings the repair for which the Tenant is responsible hereunder and against all costs and expenses incurred by the Landlord in respect of any such claim or demand.

Adjustment        (f)      If any time during the said term the charges for
of charges                 water/electricity and telephone calls shall in each
                           case be increased by the relevant authorities in Shekou, the Landlord shall be entitled to serve a notice in writing upon the Tenant increasing the charges of the said utility by a similar amount and the Tenant shall from the date specified in the said notice pay such increased charges as therein provided.

Reservations      (g)      The Landlord reserves the right exercisable at any
of Rights                  time or times to make or caused to be made any
                           structural or non-structural alteration or improvement in or addition to entrances landings staircases or any part of the said building in common use;

                           without incurring any liability to make any payment of the Tenant on any account whatsoever except to the extent such alterations or improvements substantially impair Tenant's access to and use of the premises. In the happening of such alternation [sic] or improvement hereof the Landlord shall give to the Tenant not less than three months' notice in writing of any such change.

Notices           (h)      Any notice under this Agreement shall be in writing
                           and any bill statement or notice information writ statement or claim or any other legal proceeding to the Tenant shall be sufficiently served if


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            left addressed to him/it at the said premises or any part thereof or sent to him/it or left at his/its last known address in China/overseas and any notice to the Landlord shall be sufficiently served if delivered to its registered address or sent to its registered address in China by registered post or delivered to its last known business address in China.

Applicable        8.       This Agreement shall be governed by and construed in
law and                    all aspects in accordance with the laws of the
arbitration                People's Republic of China. Any dispute under of
                           [sic] arising out of this Agreement shall be referred to a single arbitrator mutually agreed and appointed in accordance with the laws or provisions of the People's Republic of China relating to arbitration for the time being in force.

Gender It is hereby declared that (if the context permits or requires) the singular number shall include the plural and the masculine gender shall include the feminine and the neuter and vice versa.

Marginal          The marginal notes are inserted for convenience only and shall
Notes             be ignored in the interpretation of this Agreement.

WITNESS WHEREOF, the parties have caused the foregoing Agreement to be executed in their names, the day and year first above written.

LANDLORD                                TENANT

REAL ESTATE COMPANY OF                  FLEXTRONICS INTERNATIONAL
CHINA MERCHANTS
SHEKOU INDUSTRIAL ZONE

Representative:_____________________    Representative:_____________________

Date:  95 8 24                          Date:  August 24, 1995